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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 26, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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      Delaware                        333-79091                  33-0727357
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


3 Ada Road
Irvine, California                                             92618
 ---------------------                                        ----------
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 790-8100
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                  Description
-----------             -----------                  -----------

1                       5.1                          Opinion and Consent of
                                                     Thacher Proffitt & Wood.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         OPTION ONE MORTGAGE
                                         ACCEPTANCE CORPORATION


                                         By:   /s/  William O'Neill
                                             ---------------------------
                                         Name:      William O'Neill
                                         Title:     Treasurer

Dated:  January 26, 2000



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                                  EXHIBIT INDEX


                       Item 601(a) of
Exhibit                Regulation S-K
Number                 Exhibit No.                     Description
------                 -----------                     -----------

1                         5.1                     Opinion and Consent of Counsel